UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 30, 2020
_____________________________________________________________________________________

ORION ENGINEERED CARBONS S.A.
(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36563		00-0000000
(State or other jurisdiction of incorporation)	(Commission file number)		(IRS Employer Identification No.)

4501 Magnolia Cove Drive Suite 106	Houston,	Texas	77345
(Address of Principal Executive Offices)			(Zip Code)
(281) 318-2959
Registrant's telephone number, including area code
_____________________________________________________________________________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	OEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Orion Engineered Carbons S.A. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual General Meeting”) on June 30, 2020. The Company’s shareholders approved and adopted all matters submitted to them at the General Meeting, which matters are described in the Company’s proxy statement that was filed with the SEC on April 29, 2020. The shareholders of the Company recommended in resolution number three the option of every one year as the preferred frequency for the Company to hold a non-binding, advisory shareholder vote to approve the compensation of the Company’s named executive officers in accordance with Section 14A of the Securities Exchange Act of 1934.

The results of votes on the matters adopted by the Annual General Meeting are as follows:

1. Election of the nine director nominees each for a term ending on the date of the annual general meeting of shareholders of the Company called to approve the annual accounts of the Company for the financial year ending on December 31, 2020.

	For	Against	Abstentions	Broker Non-Votes
Kerry Galvin	45,614,269	587,399	17,298	5,951,939
Paul Huck	45,472,018	716,247	30,700	5,951,940
Mary Lindsey	45,624,330	576,376	18,260	5,951,939
Didier Miraton	45,619,080	584,023	15,863	5,951,939
Yi Hiyon Paik	45,623,647	579,957	15,362	5,951,939
Corning F. Painter	45,471,986	661,532	85,447	5,951,940
Dan F. Smith	42,249,275	3,952,744	16,946	5,951,940
Hans-Dietrich Winkhaus	45,631,361	571,149	16,455	5,951,940
Michel Wurth	42,797,206	3,405,675	16,084	5,951,940

2. Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for 2019 (Say-on-Pay vote) as disclosed in the accompanying proxy statement.

For	Against	Abstentions	Broker Non-Votes
45,119,559	1,006,004	93,402	5,951,940

3. Recommendation, on a non-binding advisory basis, of the frequency of future Say-on-Pay votes.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
45,702,214	5,755	18,008	446,608	5,998,320

4. Approval of the compensation that shall be paid to the Board of Directors of the Company for the period commencing on January 1, 2020 and ending on December 31, 2020.

For	Against	Abstentions	Broker Non-Votes
45,460,703	661,425	96,837	5,951,940

5. Approval of the annual accounts of the Company for the financial year ended on December 31, 2019.

For	Against	Abstentions
51,203,153	458,804	508,946

6. Approval of the consolidated financial statements of the Company for the financial year ended on December 31, 2019.

For	Against	Abstentions
51,213,749	439,435	517,717

7. Allocation of results, approval of the payment by the Company of the interim dividends in the amount of $48,034,813.00 during the financial year that ended on December 31, 2019 (the “Interim Dividends”), which include (a) $11,903,699.60 paid on March 29, 2019, (b) $12,042,441.60 paid on June 30, 2019, (c) $12,042,441.60 paid on September 30, 2019, and (d) $12,046,230.20 paid on December 30, 2019.

For	Against	Abstentions
51,615,597	457,134	558,841

8. Discharge of the current members of the Board of Directors of the Company for the performance of their mandates during the financial year that ended on December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
45,117,720	542,304	558,841	5,952,040

9. Discharge of the independent auditor of the Company, Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé for the financial year ended on December 31, 2019.

For	Against	Abstentions	Broker Non-Votes
50,632,535	801,762	603,326	133,282

10. Appointment of Ernst & Young, Luxembourg, Société anonyme – Cabinet de revision agréé, to be the Company’s independent auditor (Réviseur d’Entreprises) for all statutory accounts required by Luxembourg law for the financial year ending on December 31, 2020.

For	Against	Abstentions
51,434,100	688,875	47,926

11. Ratification of the appointment of Ernst & Young GmbH Wirtschaftsprüfungsgesellschaft to be the Company’s independent registered public accounting firm for all matters not required by Luxembourg law during the fiscal year ending on December 31, 2020.

For	Against	Abstentions
51,454,466	676,427	40,009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENGINEERED CARBONS S.A.

Date: June 30, 2020	By	/s/ Lorin Crenshaw
Lorin Crenshaw
Chief Financial Officer